UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) November 2, 2004

Cooper Industries, Ltd.

(Exact Name of Registrant as Specified in its Charter)

1-31330 (Commission File Number)	Bermuda (State or Other Jurisdiction of Incorporation)	98-0355628 (IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

Authorization of Stock Repurchase Program

On November 2, 2004, Cooper Industries, Ltd. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing Board of Directors authorization of the Company’s $5 million stock repurchase program.

Item 9.01 Financial Statements and Exhibits.

     Exhibits

99.1	Company press release dated November 2, 2004 titled “Cooper Industries Board Declares Dividend and Announces Share Repurchase Plan.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: November 2, 2004	/s/ Terrance V. Helz
Terrance V. Helz
Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.
99.1	Company press release dated November 2, 2004 titled “Cooper Industries Board Declares Dividend and Announces Share Repurchase Plan.”